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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Houston Industries Incorporated ("HII") of our report dated February 20, 1998 (relating to the consolidated financial statements of HII) appearing in the Annual Report on Form 10-K of HII for the year ended December 31, 1997.

DELOITTE & TOUCHE, LLP
Houston, Texas

April 2, 1998